================================================================================

                      THE NORTH CAROLINA TAX FREE BOND FUND
                      -------------------------------------

                               No Load Mutual Fund


                                  ANNUAL REPORT
                                 August 31, 1999


         INVESTMENT ADVISOR                               ADMINISTRATOR
         ------------------                               -------------
       BOYS, ARNOLD & COMPANY                    COUNTRYWIDE FUND SERVICES, INC.
       Post Office Drawer 5255                          312 Walnut Street
      1272 Hendersonville Road                            P.O. Box 5354
Asheville, North Carolina 28813-5255               Cincinnati, Ohio 45201-5354
           1.800.286.8038                                1.800.841.0987

================================================================================

September 29, 1999

Dear Shareholders:

We are pleased to enclose our annual report for The North Carolina Tax Free Bond Fund.

The fiscal year ended August 31, 1999 proved to be a difficult environment for bond owners. Toward the end of calendar 1998, the Federal Reserve was called upon to restore confidence to the global markets following deterioration in markets around the world. Interest rates were lowered to provide additional liquidity and to reduce pressure on foreign currencies. These moves contributed to the stabilization and turnaround in most of those economies. As the new year unfolded, the Fed became increasingly concerned with the possibility of an overheated U.S. economy and moved to reverse two of its three previous rate cuts. The threat of a third increase only added further upward pressure on interest rates, negatively impacting the price of bonds.

Despite a difficult environment, your Fund performed relatively well. For the fiscal year ended August 31, 1999, the Fund's total return was negative 1.36%. This return compared favorably to the average decline of 1.49% for the 40 North Carolina Municipal Debt Funds ranked by Lipper Analytical Services, Inc. During the same period, the Lehman Municipal Bond Index, a national bond index with a shorter average maturity and lower average quality than your Fund, increased 0.50%. The Fund maintains a high-quality portfolio of North Carolina municipal bonds, with an average maturity of approximately 14 years and an average credit quality of AAA as measured by Standard & Poor's Corporation quality ratings.

Shortly after the close of the Fund's fiscal year, Hurricane Floyd pounded the coastline of the eastern U.S. and left severe flooding in many of the coastal counties of eastern North Carolina. Experts assessing the situation estimated that this flood was considered to be of the magnitude that occurs once every 500 years. Despite the damage that may result in the permanent evacuation and relocation of some of the inhabitants in the flood plain, North Carolina government officials have indicated that they believe that the counties under the influence of this storm will be able to meet all their future obligations. We have assessed our portfolio's exposure to those counties that were affected and are confident that there should be no impact from this event on your Fund.

Looking into the next millennium, we believe the domestic and, to a lesser degree, global economies will continue to maintain above average growth without significant inflationary pressures. We anticipate continued global competitive pressures resulting from excess capacity and productivity increases from further advances in communications and technological innovation. Although interest rates may rise modestly from current levels in the short term, we continue to look for interest rates to trend lower over the longer term.

High-quality municipal bonds are one of the few remaining alternatives in which investors may enjoy safety, stability and tax-free income. We encourage investors to consider a plan of dollar cost averaging as a disciplined investment approach that takes advantage of the attractive yields municipal bonds offer currently.

Thank you for your continued trust and support. We welcome your comments and suggestions.

Sincerely,

/s/ John B. Kuhns                   /s/ Jon L. Vannice
John B. Kuhns                       Jon L. Vannice

                     The North Carolina Tax Free Bond Fund

Comparison of the Change in Value of a $10,000 Investment in the North Carolina
        Tax Free Bond Fund and the Lehman Brothers Municipal Bond Index
--------------------------------------------------------------------------------

THE NORTH CAROLINA TAX FREE BOND FUND

LEHMAN BROTHERS MUNICIPAL BOND INDEX:     THE NORTH CAROLINA TAX FREE BOND FUND:
-------------------------------------     --------------------------------------

              QTRLY                                      QTRLY
  DATE        RETURN     BALANCE            DATE        RETURN      BALANCE
------        ------     -------            ----        ------      -------
01/13/93                 10,000           01/13/93                  10,000
02/28/93       4.96%     10,496           02/28/93       3.70%      10,370
05/31/93       0.50%     10,548           05/31/93      -0.72%      10,296
08/31/93       3.92%     10,962           08/31/93       3.54%      10,660
11/30/93       0.44%     11,010           11/30/93       0.63%      10,727
02/28/94       0.60%     11,076           02/28/94      -0.06%      10,721
05/31/94      -2.42%     10,808           05/31/94      -1.25%      10,587
08/31/94       1.56%     10,977           08/31/94       1.03%      10,696
11/30/94      -4.97%     10,431           11/30/94      -4.53%      10,212
02/28/95       8.18%     11,285           02/28/95       7.94%      11,024
05/31/95       4.50%     11,792           05/31/95       4.15%      11,481
08/31/95       1.33%     11,949           08/31/95       0.76%      11,569
11/30/95       3.79%     12,402           11/30/95       3.41%      11,963
02/29/96       1.04%     12,531           02/29/96       1.17%      12,103
05/31/96      -1.59%     12,332           05/31/96      -2.46%      11,804
08/31/96       1.98%     12,576           08/31/96       2.25%      12,070
11/30/96       4.42%     13,132           11/30/96       4.56%      12,620
02/28/97       0.68%     13,221           02/28/97       0.17%      12,641
05/31/97       0.99%     13,352           05/31/97       0.09%      12,652
08/31/97       2.89%     13,738           08/31/97       2.75%      13,000
11/30/97       2.44%     14,073           11/30/97       2.33%      13,303
02/28/98       2.54%     14,431           02/28/98       3.08%      13,713
05/31/98       1.22%     14,607           05/31/98       0.75%      13,815
08/31/98       2.20%     14,928           08/31/98       2.49%      14,159
11/30/98       1.60%     15,167           11/30/98       1.27%      14,339
02/28/99       1.00%     15,318           02/28/99       0.70%      14,439
05/31/99      -0.19%     15,289           05/31/99      -0.90%      14,310
08/31/99      -1.87%     15,003           08/31/99      -2.39%      13,967

Past performance is not predictive of future performance.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     The North Carolina Tax Free Bond Fund
                          Average Annual Total Returns

               1 Year         5 Years        Since Inception*
               ------         -------        ----------------
               -1.63%%         5.48%               5.17%
--------------------------------------------------------------------------------
* Commencement of operations was January 13, 1993.

                      THE NORTH CAROLINA TAX FREE BOND FUND

                       STATEMENT OF ASSETS AND LIABILITIES

                                August 31, 1999

ASSETS:
      Investment securities, at value
           (amortized cost $13,965,890) (note 1)                   $ 13,749,639
      Interest receivable                                               220,759
      Receivable for capital shares sold                                    500
      Other assets                                                        3,364
                                                                   ------------
           TOTAL ASSETS                                              13,974,262
                                                                   ------------
LIABILITIES:
      Dividends payable                                                   3,098
      Payable for capital shares redeemed                                52,185
      Payable to Advisor (note 3)                                         2,159
      Payable to Administrator (note 3)                                   4,740
      Other accrued expenses and liabilities                              4,293
                                                                   ------------
           TOTAL LIABILITIES                                             66,475
                                                                   ------------

NET ASSETS                                                         $ 13,907,787
                                                                   ============
NET ASSETS CONSIST OF:
Paid-in capital                                                    $ 14,110,794
Accumulated net realized gains from security transactions                13,244
Net unrealized depreciation on investments                             (216,251)
                                                                   ------------
          NET ASSETS                                               $ 13,907,787
                                                                   ============
Shares of beneficial interest outstanding (unlimited
      number of shares authorized, no par value)                      1,333,178
                                                                   ============
Net asset value, offering price and
      redemption price per share (note 1)                          $      10.43
                                                                   ============

See accompanying notes to financial statements.

                      THE NORTH CAROLINA TAX FREE BOND FUND

                             STATEMENT OF OPERATIONS

                       For the Year Ended August 31, 1999

INVESTMENT INCOME:
       Interest                                                       $ 671,892
                                                                      ---------
EXPENSES:
       Investment advisory fees (note 3)                                 47,713
       Shareholder servicing fees (note 3)                               34,081
       Accounting services fees (note 3)                                 24,000
       Administration fees (note 3)                                      20,409
       Professional fees                                                 14,600
       Transfer agent fees (note 3)                                      12,000
       Postage and supplies                                               7,697
       Custodian fees                                                     7,440
       Insurance expense                                                  6,602
       Pricing costs                                                      5,981
       Trustees' fees and expenses                                        5,765
       Reports to shareholders                                            4,218
       Registration fees                                                  1,421
                                                                      ---------
            TOTAL EXPENSES                                              191,927
       Investment advisory fees waived (note 3)                         (41,972)
       Shareholder servicing fees waived (note 3)                       (34,081)
                                                                      ---------
            NET EXPENSES                                                115,874
                                                                      ---------

NET INVESTMENT INCOME                                                   556,018
                                                                      ---------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
       Net realized gains from security transactions                     13,241
       Net decrease in unrealized appreciation/
            depreciation on investments                                (787,235)
                                                                      ---------
            NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS          (773,994)
                                                                      ---------

NET DECREASE IN NET ASSETS FROM OPERATIONS                            $(217,976)
                                                                      =========

See accompanying notes to financial statements.

                      THE NORTH CAROLINA TAX FREE BOND FUND

                       STATEMENTS OF CHANGES IN NET ASSETS

                  For the Years Ended August 31, 1999 and 1998

                                                                              YEAR ENDED           YEAR ENDED
                                                                              AUGUST 31,           AUGUST 31,
                                                                                 1999                 1998
                                                                             ------------         ------------
FROM OPERATIONS:
      Net investment income                                                  $    556,018         $    453,271
      Net realized gains from security transactions                                13,241              176,632
      Net increase (decrease) in unrealized appreciation/
           depreciation on investments                                           (787,235)             324,337
                                                                             ------------         ------------
           NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                 (217,976)             954,240
                                                                             ------------         ------------
DISTRIBUTIONS TO SHAREHOLDERS:
      From net investment income                                                 (556,018)            (453,271)
      From net realized gains from security transactions                         (115,531)                  --
                                                                             ------------         ------------
           DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS             (671,549)            (453,271)
                                                                             ------------         ------------
FROM CAPITAL SHARE TRANSACTIONS:
      Proceeds from shares sold                                                 3,423,074            3,362,112
      Net asset value of shares issued in
           reinvestment of distributions to shareholders                          622,314              365,561
      Payment for shares redeemed                                              (1,684,384)          (1,746,629)
                                                                             ------------         ------------
           NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS           2,361,004            1,981,044
                                                                             ------------         ------------

TOTAL INCREASE IN NET ASSETS                                                    1,471,479            2,482,013

NET ASSETS:
      Beginning of year                                                        12,436,308            9,954,295
                                                                             ------------         ------------
      End of year                                                            $ 13,907,787         $ 12,436,308
                                                                             ============         ============
CAPITAL SHARE ACTIVITY:
      Shares sold                                                                 311,082              309,619
      Shares issued in reinvestment of distributions to shareholders               56,996               33,523
      Shares redeemed                                                            (154,228)            (160,158)
                                                                             ------------         ------------
      Net increase in shares outstanding                                          213,850              182,984
      Shares outstanding, beginning of year                                     1,119,328              936,344
                                                                             ------------         ------------
      Shares outstanding, end of year                                           1,333,178            1,119,328
                                                                             ============         ============

See accompanying notes to financial statements.

                      THE NORTH CAROLINA TAX FREE BOND FUND

                              FINANCIAL HIGHLIGHTS

 Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

                                                       YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                       AUGUST 31,      AUGUST 31,      AUGUST 31,      AUGUST 31,      AUGUST 31,
                                                          1999            1998            1997            1996            1995
                                                      ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE AT BEGINNING OF YEAR                  $      11.11    $      10.63    $      10.32    $      10.36    $      10.02
                                                      ------------    ------------    ------------    ------------    ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
     Net investment income                                    0.44            0.45            0.47            0.48            0.45
     Net realized and unrealized gains
         (losses) on investments                             (0.58)           0.48            0.31           (0.04)           0.34
                                                      ------------    ------------    ------------    ------------    ------------
         TOTAL FROM INVESTMENT OPERATIONS                    (0.14)           0.93            0.78            0.44            0.79
                                                      ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                              (0.44)          (0.45)          (0.47)          (0.48)          (0.45)
     From net realized gains from
         security transactions                               (0.10)             --              --              --              --
                                                      ------------    ------------    ------------    ------------    ------------
         TOTAL DISTRIBUTIONS                                 (0.54)          (0.45)          (0.47)          (0.48)          (0.45)
                                                      ------------    ------------    ------------    ------------    ------------

NET ASSET VALUE AT END OF YEAR                        $      10.43    $      11.11    $      10.63    $      10.32    $      10.36
                                                      ============    ============    ============    ============    ============

TOTAL RETURN                                                -1.36%           8.92%           7.71%           4.33%           8.16%
                                                      ============    ============    ============    ============    ============

NET ASSETS AT END OF YEAR                             $ 13,907,787    $ 12,436,308    $  9,954,295    $  6,400,507    $  4,183,149
                                                      ============    ============    ============    ============    ============

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
     Before expense reimbursements and waived fees           1.41%           1.42%           1.68%           2.24%           2.76%
     After expense reimbursements and
         waived fees (note 3)                                0.85%           0.83%           0.85%           0.85%           0.85%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS         4.08%           4.15%           4.49%           4.60%           4.56%

PORTFOLIO TURNOVER RATE                                         5%             36%             20%             10%             83%

See accompanying notes to financial statements.

                      THE NORTH CAROLINA TAX FREE BOND FUND

                            PORTFOLIO OF INVESTMENTS

                                 August 31, 1999

                                                                  PRINCIPAL      INTEREST   MATURITY       VALUE
                                                                   AMOUNT          RATE       DATE        (NOTE 1)
                                                                  ---------      --------   ---------   ------------
MUNICIPAL OBLIGATIONS - 97.6%
      Appalachian State University, North Carolina
          Utility System Revenue                                   $ 150,000       5.90%    05-15-08    $    161,504
      Asheville, North Carolina
          Water System Revenue                                       150,000       5.50%    08-01-11         153,601
      Buncombe County, North Carolina
          Certificate of Participation                               500,000       5.00%    12-01-12         483,040
      Buncombe County, North Carolina
          Solid Waste System Special Obligation Revenue              200,000       5.60%    03-01-11         205,578
      Cabarrus County, North Carolina
          General Obligation                                         250,000       5.40%    02-01-17         247,928
      Charlotte, North Carolina
          Law Enforcement Facilities Project Series A
          Certificate of Participation                               100,000       6.10%    12-01-15         105,061
      Charlotte, North Carolina
          Public Improvements                                        400,000       5.30%    04-01-08         414,204
      Charlotte, North Carolina
          Water & Sewer General Obligation                           400,000       5.60%    05-01-20         426,952
      Concord, North Carolina
          Utility System Revenue                                     525,000       5.00%    12-01-17         493,804
      Cumberland County, North Carolina
          General Obligation                                         400,000       4.90%    03-01-12         387,928
      Cumberland County, North Carolina
          Hospital Facilities Revenue                                500,000       5.25%    10-01-11         485,610
      Currituck County, North Carolina
          General Obligation                                         300,000       5.40%    04-01-14         301,794
      Duke University Hospital
          Community Hospital Revenue                                 500,000       5.25%    06-01-17         482,610
      Durham, North Carolina
          General Obligation Revenue                                 200,000       5.80%    02-01-12         208,660
      Fayetteville, North Carolina
          Public Works Revenue                                       500,000       5.10%    03-01-15         481,845
      Forsyth County, North Carolina
          General Obligation                                         300,000       4.75%    02-01-13         284,286
      Gaston County, North Carolina
          General Obligation                                         500,000       5.00%    03-01-17         473,745
      Gastonia, North Carolina
          Police Station Project Certificate of Participation        100,000       5.70%    08-01-15         101,624
      Gastonia, North Carolina
          Street Improvements General Obligation                     200,000       5.50%    05-01-13         204,034
      Gastonia, North Carolina
          Street Improvements General Obligation                     400,000       5.50%    05-01-16         402,140

                      THE NORTH CAROLINA TAX FREE BOND FUND

                            PORTFOLIO OF INVESTMENTS

                                 August 31, 1999

                                                                  PRINCIPAL      INTEREST   MATURITY       VALUE
                                                                   AMOUNT          RATE       DATE        (NOTE 1)
                                                                  ---------      --------   ---------   ------------
MUNICIPAL OBLIGATIONS - 97.6% (continued)
      Greensboro, North Carolina
          General Obligation Unlimited                             $ 500,000       5.00%    03-01-12    $    493,150
      Johnston County, North Carolina
          General Obligation                                         500,000       5.00%    05-01-18         469,905
      Lincolnton, North Carolina
          Enterprise System Revenue                                  200,000       5.38%    05-01-16         198,572
      Mecklenburg County, North Carolina
          Public Improvement General Obligation                      200,000       5.50%    04-01-11         205,864
      Morganton, North Carolina
          Water & Sewer General Obligation Revenue                   500,000       5.70%    06-01-13         517,815
      Morganton, North Carolina
          Water & Sewer General Obligation Revenue                   100,000       5.70%    06-01-14         103,311
      North Carolina Central University
          Housing System Revenue                                     200,000       5.80%    11-01-17         204,170
      North Carolina Housing Finance Agency
          Home Ownership Series 2-B Revenue                          500,000       5.10%    07-01-17         465,060
      North Carolina Housing Finance Agency
          Multifamily Series A Revenue                               100,000       5.80%    07-01-13         102,712
      North Carolina Housing Finance Agency
          Multifamily Series B Revenue                                50,000       6.00%    07-01-00          50,469
      North Carolina Municipal Power Agency
          Number 1 - Catawba Electric Revenue                        100,000       6.00%    01-01-09         106,304
      North Carolina Municipal Power Agency
          Number 1 - Catawba Electric Revenue                        100,000       5.75%    01-01-15         100,562
      North Carolina State
          Clean Water Series A General Obligation                    100,000       5.80%    06-01-16         107,293
      North Carolina State
          General Obligation                                         500,000       5.10%    06-01-10         504,495
      North Carolina State
          Series A General Obligation                                300,000       5.10%    03-01-07         307,701
      North Carolina State University
          Centennial Campus Series B Revenue                         500,000       5.13%    12-15-16         480,880
      Pitt County, North Carolina
          Memorial Hospital Revenue                                  500,000       5.25%    12-01-12         494,320
      Pitt County, North Carolina
          Memorial Hospital Revenue                                  100,000       5.50%    12-01-15         101,735
      Raleigh, North Carolina
          General Obligation                                         500,000       5.25%    06-01-13         500,445
      University of North Carolina
          General Obligation Revenue                                 500,000       5.40%    05-15-09         495,940

                      THE NORTH CAROLINA TAX FREE BOND FUND

                            PORTFOLIO OF INVESTMENTS

                                 August 31, 1999

                                                                  PRINCIPAL      INTEREST   MATURITY       VALUE
                                                                   AMOUNT          RATE       DATE        (NOTE 1)
                                                                  ---------      --------   ---------   ------------
MUNICIPAL OBLIGATIONS - 97.6% (continued)
      Wake Forest University
          Finance Agency Revenue                                   $ 500,000       5.00%    11-01-17    $    468,740
      Winston-Salem, North Carolina
          General Obligation                                         100,000       5.50%    06-01-12         102,950
      Winston-Salem, North Carolina
          Water & Sewer System Revenue                               500,000       4.80%    06-01-10         487,665
                                                                                                        ------------

TOTAL MUNICIPAL OBLIGATIONS (amortized cost $13,792,257)                                                $ 13,576,006

CASH EQUIVALENTS - 1.3%
      Federated North Carolina Municipal Money Market Portfolio      173,633                                 173,633
          (amortized cost $173,633)                                                                     ------------

TOTAL VALUE OF INVESTMENT SECURITIES - 98.9% (amortized cost $13,965,890 (a))                           $ 13,749,639

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.1%                                                                 158,148
                                                                                                        ------------

NET ASSETS - 100.0%                                                                                     $ 13,907,787
                                                                                                        ============

(a) As of August 31, 1999, the cost of investment securities for federal income tax purposes was the same as that shown for financial statement purposes. Net unrealized depreciation of $216,251 was comprised of gross unrealized appreciation and depreciation of $150,298 and $366,549, respectively.

See accompanying notes to financial statements.

                      THE NORTH CAROLINA TAX FREE BOND FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 August 31, 1999

1.   SIGNIFICANT ACCOUNTING POLICIES

The North Carolina Tax Free Bond Fund (the Fund) is a no-load, non-diversified series of Albemarle Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940 and organized in 1992 as a Massachusetts business trust. The Fund began operations on January 13, 1993.

The investment objectives of the Fund are to provide current income exempt from federal income taxes and from the personal income taxes of North Carolina, to preserve capital, and to protect the value of the portfolio against the effects of inflation. Capital appreciation is of secondary importance. The Fund invests primarily in debt instruments of municipal issuers within the state of North Carolina. The issuers' abilities to meet their obligations may be affected by economic and legislative developments in the state of North Carolina.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of trading of the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Municipal obligations are valued by an independent pricing service which generally utilizes a computerized matrix system with consideration given to security quality, maturity, coupon, call features and the latest trading developments. On limited occasions, if the valuation provided by the pricing service ignores certain market conditions affecting the value of a security or the pricing service cannot provide a valuation, the security is valued at fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price per share and the redemption price per share are equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations.

Distributions to shareholders -- Dividends arising from net investment income are declared daily and paid on the last business day of each month. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis. The Fund may purchase securities on a when issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

                      THE NORTH CAROLINA TAX FREE BOND FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 August 31, 1999

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The Fund intends to satisfy conditions which enable it to designate the interest income generated by its investment in municipal securities, which is exempt from federal income tax when received by the Fund, as exempt-interest dividends upon distribution to shareholders. For the year ended August 31, 1999, the Fund has designated 100% of its distributions paid to shareholders from net investment income as exempt-interest dividends for federal income tax purposes.

In addition, on December 31, 1998, the Fund declared and paid a long-term capital gain distribution of $75,767 or $0.0639 per share. In January of 1999, shareholders were provided with Form 1099-DIV which reported the amounts and tax status of capital gain distributions paid during calendar year 1998.

2.   INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $2,719,428 and $630,173, respectively, for the year ended August 31, 1999.

3.   TRANSACTIONS WITH AFFILIATES

Certain officers of the Trust are also officers of Boys, Arnold & Company, Inc. (the Advisor), or of Countrywide Fund Services, Inc. (CFS), the administrative services agent, shareholder servicing and transfer agent and accounting services agent for the Fund.

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by the Advisor under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Advisor an investment advisory fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.35% of the Fund's average daily net assets. The Advisor currently intends to voluntarily waive its investment advisory fees and/or reimburse expenses of the Fund to the extent necessary to limit the total operating expenses of the Fund to 0.85% of its average daily net assets. For the year ended August 31, 1999, the Advisor waived $41,972 of its investment advisory fees.

                      THE NORTH CAROLINA TAX FREE BOND FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 August 31, 1999

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement with the Trust, CFS supplies non-investment related administrative and compliance services for the Fund. CFS supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, CFS receives a monthly fee at an annual rate of 0.15% on the Fund's average daily net assets up to $50 million; 0.125% on the next $50 million of such net assets; and 0.10% on such net assets in excess of $100 million, subject to a $1,000 minimum monthly fee.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement with the Trust, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee based on the number of shareholder accounts in the Fund, subject to a $1,000 minimum monthly fee. In addition, the Fund pays CFS out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement with the Trust, CFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, CFS receives a monthly fee, based on current asset levels, of $2,000 per month from the Fund. In addition, the Fund pays CFS certain out-of-pocket expenses incurred by CFS in obtaining valuations of the Fund's portfolio securities.

SHAREHOLDER SERVICING PLAN
The Trust has adopted a Shareholder Servicing Plan (the Plan) pursuant to which the Fund may incur certain expenses for the compensation of persons providing ongoing services and/or maintenance of the Fund's shareholder accounts, not otherwise required to be provided by CFS. The basis for amounts paid under the Plan must be approved by the Board of Trustees and may not exceed 0.25% of the Fund's average daily net assets. For the year ended August 31, 1999, the Fund incurred and waived $34,081 of shareholder servicing fees under the Plan.

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Albemarle Investment Trust:

We have audited the accompanying statement of assets and liabilities of The North Carolina Tax Free Bond Fund (the Fund), a series of Albemarle Investment Trust, including the portfolio of investments, as of August 31, 1999, the related statement of operations for the year then ended and the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended August 31, 1995 and August 31, 1994, were audited by other auditors, whose report thereon dated September 29, 1995, expressed an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The North Carolina Tax Free Bond Fund at August 31, 1999, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


Dayton, Ohio
October 1, 1999